UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Hughes Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 29, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

•	2008 Notice and Proxy Statement
•	2007 Annual Report

To view the proxy materials, go to www.proxyvote.com. You will need your 12-digit Control number(s) located on the following page to access the materials.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request on or before May 15, 2008. You may request the materials in the following manner:

•	Internet: www.proxyvote.com
•	Telephone: 1-800-579-1639
•	Email: sendmaterial@proxyvote.com - If requesting material by e-mail please send a blank e-mail with the 12-digitControl# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

HUGHES COMMUNICATIONS, INC.

Vote In Person
HUGHES COMMUNICATIONS, INC. 11717 EXPLORATION LANE GERMANTOWN, MD 20876	All stockholders of record and stockholders in street name who have obtained a legal proxy may vote in person at the meeting. Please review the meeting materials for requirements for meeting attendance. If you plan on attending the meeting in person, please bring this Notice, which will serve as your admission ticket. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 28, 2008. Have your Notice in hand when you access the web site and follow the instructions.

Meeting Location

The Annual Meeting for holders as of 4/7/08 is to be held on May 29, 2008 at 10:00 a.m. EDT at:

Hughes Headquarters

11717 Exploration Lane

Germantown, Maryland

Hughes Communications, Inc. Directions

11717 Exploration Lane,

Germantown, MD 20876, 301/428-5500

Take I-495 to I-270 North, toward Frederick.

Continue on I-270 for approximately 12-15 miles

and take Exit 13A, Middlebrook Road East. As

soon as you come off the ramp onto Middlebrook

Road, merge into the far left lane and turn left at

the first traffic light onto Observation Drive which

flows into Exploration Lane. Proceed to Building

G – Visitor Parking.

For any other meeting directions, please call:

301-428-5500.

This Notice serves as your admission ticket to

the meeting. This ticket admits only the

stockholder(s) listed on this Notice. Please

bring photo identification if you plan to attend

the meeting in person.

Voting items

1.	ELECTION OF DIRECTORS
NOMINEES:

01) Andrew D. Africk 02) Stephen H. Clark 03) O. Gene Gabbard 04) Pradman P. Kaul	05) Jeffrey A. Leddy 06) Lawrence J. Ruisi 07) Aaron J. Stone 08) Michael D. Weiner

THE BOARD OF DIRECTORS

RECOMMENDS A VOTE “FOR”

PROPOSAL 1.

2.	RATIFICATION OF THE APPOINTMENT OF
DELOITTE AND TOUCHE, LLP AS THE
COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE “FOR” PROPOSAL 2.

PLEASE NOTE THIS IS NOT A PROXY CARD. TO

VOTE YOUR SHARES, YOU MUST FOLLOW THE

INSTRUCTIONS CONTAINED IN THIS NOTICE.